SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
SUBSEQUENT EVENT
NOTE 15:-     SUBSEQUENT EVENT

Following the year end and due to the continued weakness in the Company’s Video Advertising business, the Company took additional steps to reduce its operational expenses Company-wide and to eliminate non-profitable operations, including the layoff of employees and other cost-cutting measures.

During December 2016, the Company signed a new lease agreement for its executive offices in Israel; however, due to cost-cutting measures, the Company negotiated an agreement to cancel this lease in consideration of a payment of approximately $131.